CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Lewis E. Daidone, Chief Administrative Officer of Consulting Group Capital Markets Funds - Small Capitalization Value Equity Investments (the "Registrant"), each certify to the best of his or her knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended August 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                      Chief Administrative Officer
Consulting Group Capital Markets             Consulting Group Capital Markets
Funds - Small Capitalization Value           Funds - Small Capitalization Value
Equity Investments                           Equity Investments


/s/ R. Jay Gerken                            /s/ Lewis E. Daidone
-----------------------------------          -----------------------------------
R. Jay Gerken                                Lewis E. Daidone
Date: October 31, 2003                       Date: October 31, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Lewis E. Daidone, Chief Administrative Officer of Consulting Group Capital Markets Funds - Small Capitalization Growth Investments (the "Registrant"), each certify to the best of his or her knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended August 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                      Chief Administrative Officer
Consulting Group Capital Markets             Consulting Group Capital Markets
Funds - Small Capitalization Growth          Funds - Small Capitalization Growth
Investments                                  Investments


/s/ R. Jay Gerken                            /s/ Lewis E. Daidone
-----------------------------------          -----------------------------------
R. Jay Gerken                                Lewis E. Daidone
Date: October 31, 2003                       Date: October 31, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Lewis E. Daidone, Chief Administrative Officer of Consulting Group Capital Markets Funds - International Equity Investments (the "Registrant"), each certify to the best of his or her knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended August 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                      Chief Administrative Officer
Consulting Group Capital Markets             Consulting Group Capital Markets
Funds - International Equity                 Funds - International Equity
Investments                                  Investments


/s/ R. Jay Gerken                            /s/ Lewis E. Daidone
-----------------------------------          -----------------------------------
R. Jay Gerken                                Lewis E. Daidone
Date: October 31, 2003                       Date: October 31, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                 CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Lewis E. Daidone, Chief Administrative Officer of Consulting Group Capital Markets Funds - Emerging Markets Equity Investments (the "Registrant"), each certify to the best of his or her knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended August 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                      Chief Administrative Officer
Consulting Group Capital Markets             Consulting Group Capital Markets
Funds - Emerging Markets Equity              Funds - Emerging Markets Equity
Investments                                  Investments


/s/ R. Jay Gerken                            /s/ Lewis E. Daidone
-----------------------------------          -----------------------------------
R. Jay Gerken                                Lewis E. Daidone
Date: October 31, 2003                       Date: October 31, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                 CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Lewis E. Daidone, Chief Administrative Officer of Consulting Group Capital Markets Funds - International Fixed Income Investments (the "Registrant"), each certify to the best of his or her knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended August 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                      Chief Administrative Officer
Consulting Group Capital Markets             Consulting Group Capital Markets
Funds - International Fixed Income           Funds - International Fixed Income
Investments                                  Investments


/s/ R. Jay Gerken                            /s/ Lewis E. Daidone
-----------------------------------          -----------------------------------
R. Jay Gerken                                Lewis E. Daidone
Date: October 31, 2003                       Date: October 31, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.